Exhibit 99.1

News Release
L.B. FOSTER ANNOUNCES SETTLEMENT OF UNION PACIFIC LITIGATION

PITTSBURGH, PA, March 14, 2019 – L.B. Foster Company (the “Company”) (NASDAQ: FSTR), a leading manufacturer and distributor of products and services for transportation and energy infrastructure, today reported that the Company and Union Pacific Railroad Company (“UPRR”) agreed to settle the litigation initiated by UPRR for warranty claims associated with concrete ties made at the Company’s Grand Island, Nebraska facility from 1998 through 2011. The parties have agreed to a mutual release of all claims and liability relating to all concrete ties made by L.B. Foster with no admission of liability and dismissal of the litigation with prejudice. UPRR has agreed to restore the commercial relationship with L.B. Foster.

Robert P. Bauer, L.B. Foster Company President and CEO commented, “I am pleased that we found a way to settle this dispute that restores the commercial relationship between our two companies. This settlement agreement is in the best long-term interest of our shareholders, particularly since it includes the restoration of our commercial relationship with Union Pacific along with resolving all past and future claims regarding concrete ties. The entire L.B. Foster team is ready to move forward with conducting business with Union Pacific once again.”

Mr. Bauer went on to say, “The Company will discuss this matter during our earnings call scheduled for 9:00 AM Eastern on Monday, March 18, 2019.”

About L.B. Foster Company
L.B. Foster is a leading manufacturer and distributor of products and services for transportation and energy infrastructure with locations in North America and Europe. For more information, please visit www.lbfoster.com.

This release may contain forward-looking statements that involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Sentences containing words such as “believe,” “intend,” “plan,” “may,” “expect,” “should,” “could,” “anticipate,” “estimate,” “predict,” “project,” or their negatives, or other similar expressions of a future or forward-looking nature generally should be considered forward-looking statements. Forward-looking statements in this release may concern, among other things, L.B. Foster Company’s (the “Company’s”) expectations relating to our strategy, goals, projections, and plans regarding our financial position, liquidity, capital resources, and results of operations; the outcome of litigation and product warranty claims; decisions regarding our strategic growth initiatives, market position, and product development; all of which are based on current estimates that involve inherent risks and uncertainties. The Company has based these forward-looking statements on current expectations and assumptions about future events. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company cautions readers that various factors could cause the actual results of the Company to differ materially from those indicated by forward-looking statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties related to: environmental matters, including any costs associated with any remediation and monitoring; a resumption of the economic slowdown we experienced in previous years in the markets we serve; the risk of doing business in international markets; our ability to effectuate our strategy, including cost reduction initiatives, and our ability to effectively integrate acquired businesses and realize anticipated benefits; costs of and impacts associated with shareholder activism; a decrease in freight or passenger rail traffic; the timeliness and availability of materials from our major suppliers as well as the impact on our access to supplies of customer preferences as to the origin of such supplies, such as customers' concerns about conflict minerals; labor disputes; the continuing effective implementation of an enterprise resource planning system; changes in current accounting estimates and their ultimate outcomes; the adequacy of internal and external sources of funds to meet financing needs, including our ability to negotiate any additional necessary amendments to our credit agreement or the terms of a new credit agreement and reforms regarding use of LIBOR as a benchmark for establishing applicable interest rates; the Company’s ability to manage its working capital requirements and indebtedness; domestic and international taxes, including estimates that may impact these amounts, including as a result of any interpretations, regulatory actions, and amendments to the Tax Cuts and Jobs Act (the “Tax Act”); foreign currency fluctuations; inflation; domestic and foreign government regulations, including tariffs; economic conditions and regulatory changes caused by the United Kingdom’s pending exit from the European Union and the possibility of a "no-deal Brexit"; sustained declines in energy prices; a lack of state or federal funding for new infrastructure projects; an increase in manufacturing or material costs; the loss of future revenues from current customers; and risks inherent in litigation. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. Significant risks and uncertainties that may affect the operations, performance, and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” and elsewhere in our Annual Report on Form 10-K and our other periodic filings with the Securities and Exchange Commission.

The forward-looking statements in this release are made as of the date of this release and we assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by the federal securities laws.

Investor Relations:
Judith Balog
(412) 928-3417
investors@lbfoster.com

L.B. Foster Company
415 Holiday Drive
Suite 100
Pittsburgh, PA 15220